The UBS Funds	Summary Prospectus Supplement

The UBS Funds

Summary Prospectus Supplement

July 23, 2014

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS Equity Long-Short Multi-Strategy Fund series (the “Fund”) of The UBS Funds dated October 28, 2013, as supplemented, as follows:

Scott Bondurant no longer serves as a portfolio manager for the Fund.  The remaining portfolio managers of the Fund, John Leonard, Ian Paczek and Ian McIntosh, have assumed Mr. Bondurant’s portfolio management responsibilities for the Fund.

Therefore, all references to Mr. Bondurant in the Summary Prospectus are hereby deleted in their entirety.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-683